AMENDMENT TO CONTRACT FOR THE
DELIVERY AND SALE OF RAW SUGAR

THIS AMENDMENT TO CONTRACT FOR THE DELIVERY AND SALE OF RAW SUGAR (the “Amendment”) is made and entered into effective as of December 24, 2012, by and between HAWAIIAN SUGAR & TRANSPORTATION COOPERATIVE, an agricultural association organized under the laws of the State of Hawaii (“Seller”), and C&H SUGAR COMPANY, INC., a Delaware corporation (“Buyer”).

WHEREAS, Buyer and Seller entered into a Contract for the Delivery and Sale of Raw Sugar, dated as of October 7, 2009 and amended as of December 6, 2011 (the “Contract”); and

WHEREAS, Buyer and Seller desire to make certain modifications to the Contract.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, Buyer and Seller do hereby agree to the following amendments to the Contract:

1. Section 3.1. Term	The Contract term is extended to include crop year 2014.
2. Section 4.1. Quantity	The Contract shall additionally cover Seller’s crop year 2014.
3. Section 8.2. Shipment	The shipment schedule of the crop year 2014 Benchmark Quantity shall be in accordance with Exhibit D, which is attached hereto and incorporated into this Amendment.
4. Section 9.3. Pricing	The pricing of the crop year 2014 Benchmark Quantity shall be in accordance with Exhibit D, which is attached hereto and incorporated into this Amendment.

Except as herein stated, the Contract shall remain in full force and effect as originally stated and is hereby ratified and confirmed. This Amendment may be executed in multiple counterparts, all of which shall constitute a single agreement, and the signature and acknowledgement pages may be removed from any counterpart and appended to any other counterpart.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by each of their respective authorized representatives effective as of the date first above written.

Seller:        Buyer:

HAWAIIAN SUGAR &        C&H SUGAR COMPANY, INC.
TRANSPORTATION COOPERATIVE

By    /s/ Christopher J. Benjamin        By /s/ Mark R. Olson
Christopher J. Benjamin            Mark. R. Olson
Its Chairman and President         Its V.P. Commodities Purchasing

EXHIBIT D

2014 Crop Year – Benchmark Quantity

Shipment and Pricing Schedule

1.	Shipment

1.1	34,000 st – May 2014 Shipment

1.2	34,000 st – July 2014 Shipment

1.3	34,000 st – September 2014 Shipment

2.	Pricing

2.1	For Shipment 1.1 above – the average of

2.1.1	405 lots of Seller’s Executable Orders vs May 2014 No16 less 0.45c/lb

2.1.2	101 lots of Seller’s Puts vs May 2014 No16 less 0.45c/lb

2.1.3	101 lots of Buyer’s Calls vs May 2014 No16 less 0.45c/lb

2.2	For Shipment 1.2 above – the average of

2.2.1	405 lots of Seller’s Executable Orders vs July 2014 No16 less 0.45c/lb

2.2.2	101 lots of Seller’s Puts vs July 2014 No16 less 0.45c/lb

2.2.3	101 lots of Buyer’s Calls vs July 2014 No16 less 0.45c/lb

2.3	For Shipment 1.3 above - the average of

2.3.1	405 lots of Seller’s Executable Orders vs September 2014 No16 less 0.45c/lb

2.3.2	101 lots of Seller’s Puts vs September 2014 No16 less 0.45c/lb

2.3.3	101 lots of Buyer’s Calls vs September 2014 No16 less 0.45c/lb

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